                                   EXHIBIT 4.2


         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF WILLIAMS-SONOMA, INC. THAT (A) THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (III) UNLESS PREVIOUSLY AGREED WITH THE COMPANY, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         CONVERSION OF THIS SECURITY IS SUBJECT TO CERTIFICATION AND OTHER REQUIREMENTS, AND ANY SECURITIES ISSUED ON SUCH CONVERSION WILL BE SUBJECT TO THE TRANSFER RESTRICTIONS REFERRED TO ABOVE.

         THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND ANY SUCH SHARES SHALL BE DEEMED, BY THE ACCEPTANCE OF THIS NOTE AND ANY SUCH SHARES, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.




                                     4.2-i

                              WILLIAMS-SONOMA, INC.

                      5 1/4% CONVERTIBLE SUBORDINATED NOTES
                               DUE APRIL 15, 2003

No.  R-3                                                          U.S.$3,500,000
CUSIP No.  969904AB7


         WILLIAMS-SONOMA, INC., a California corporation (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Goldman, Sachs & Co., or registered assigns, the principal sum of three million five hundred thousand U.S. Dollars on April 15, 2003, and to pay interest thereon from April 15, 1996 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing on October 15, 1996, and at Maturity at the rate of 5 1/4% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 5 1/4% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application (including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder


                                     4.2-ii
may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York; and, provided, further, that, subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and, provided, further, that payment of principal of, or interest on this Security and payment of any Liquidated Damages (as defined on the reverse hereof) may be made at an office or agency of the Corporate Trust Office of the Trustee in The City of New York, if (but only if) payment of the full amount of such principal, interest or Liquidated Damages, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded because of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depository as then in effect.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                    4.2-iii

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                   WILLIAMS-SONOMA, INC.

[Corporate Seal]

                                   By
                                      -----------------------------------
                                      Title:


Attest:



- ----------------------
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                         BANKERS TRUST COMPANY, as
                                               Trustee



                                               By:______________________________
                                                  Authorized Signatory

                                     4.2-iv

Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company designated as its "5 1/4% Convertible Subordinated Notes due April 15, 2003" (herein called the "Securities"), limited in aggregate principal amount to U.S.$40,000,000, issued and to be issued under an Indenture, dated as of April 15, 1996 (herein called the ("Indenture") between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Debt of the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         No sinking fund is provided for in the Securities. The Securities may not be redeemed at the option of the Company prior to April 15, 1998. Thereafter, the Securities may be redeemed at the option of the Company, in whole or in part, at the Redemption Prices set forth below; provided, that the Company may redeem the Securities from April 15, 1998 to April 14, 2000 only if the last reported sale price of the Common Shares for each of the 30 consecutive Trading Days ending on the Trading Day prior to the date of the notice of redemption shall have equalled or exceeded 140% of the Conversion Price then in effect.

         The Redemption Prices (expressed as a percentage of principal amount) are as follows for the 12-month period beginning on April 15 of the following years:

                                                  Redemption
                  Year                               Price
                  ----                               -----
                  1998                              103.75
                  1999                              103.00
                  2000                              102.25
                  2001                              101.50
                  2002                              100.75


and thereafter at a Redemption Price equal to 100% of the principal amount, in each case together with accrued interest to the Redemption Date.

         Notice of redemption (which notice shall be irrevocable) will be given by first-class mail to Holders of Securities at their registered addresses as recorded in the Security Register. Notice will be given not more than 60 nor less than 30 days prior to the Redemption Date, as provided in the Indenture.

         In any case where the due date for the payment of the principal of or interest, including Liquidated Damages, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be at any place of payment or place of conversion, as the case may be, a day on which banking institutions at such place of payment or place of conversion are authorized or obligated by law or executive order to close, then payment of principal or interest, including Liquidated Damages, or delivery for conversion of such Security need not be made on



                                     4.2-v
or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity or by such last day for conversion, and no interest shall accrue for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after July 15, 1996 (the "Non-Conversion Period") and prior to the close of business on April 15, 2003, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into newly issued fully paid and nonassessable Common Shares of the Company at an initial Conversion Rate equal to 38.3142 Common Shares per U.S.$1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form provided in Annex A of the Indenture (including the tax certification contained in such notice), to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of the Conversion Agent (as defined below), at the principal corporate trust office of the Trustee in The City of New York or at such other offices or agencies outside the United States that the Company may designate (each a "Conversion Agent"). No payment or adjustment is to be made on conversion for cash dividends on the Common Shares issued on conversion or, if the date of conversion is not an Interest Payment Date, interest accrued hereon from the Interest Payment Date next preceding the date of conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture, or alternatively the Company shall round up the conversion transaction to the next higher whole share. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Shares failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-Electing Shares). Adjustments in the Conversion Rate of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         Notwithstanding any provision hereof, no securities will be delivered on conversion of this Security or any portion hereof unless the certification and other requirements described in the Indenture are satisfied.


                                     4.2-vi

         Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to he furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         The Holder of this Security and the Common Shares of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of April 10, 1996, between the Company and Goldman, Sachs & Co. (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Securities and the Common Shares issuable upon conversion thereof that it will, at its expense,
(a) within 90 days after the date of issuance of the original Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Shares issuable upon conversion thereof, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 90 days after the date on which the Shelf Registration Statement is filed, and (c) use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act, until the third anniversary of the date of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement.

         If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 90th day following the filing of such Shelf Registration Statement, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first interest payment date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the third annual anniversary of the initial effective date of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.



                                    4.2-vii

         Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

         The Holder of this Security, by its acceptance thereof, agrees to be bound by the terms of the Registration Rights Agreement relating to the Securities and the Common Shares issuable upon conversion thereof.

         If a Change in Control occurs, the Holder of this Security shall have the right, at the Holder's option in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, except as otherwise provided in the Indenture, by delivery of Common Shares having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Shares unless at the time of payment such stock is listed on a national securities exchange or quoted on the Nasdaq National Market. For purposes of this paragraph, the fair market value of shares of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all amounts then or thereafter to become due on all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.



                                    4.2-viii

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present by the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon (including any Liquidated Damages) on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         The Securities are issuable only in fully registered form, without exception, and, except as provided in Section 2.1 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, Securities are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

         As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form



                                     4.2-ix
satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         Prior to due presentation of this Security for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                     4.2-x

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         1. Pursuant to Section 15.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

         2. The undersigned hereby directs the Trustee or the Company to pay it or an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                               Dated:
                                                      --------------------------


                                               ---------------------------------
                                                          Signature


                                               ---------------------------------
                                               Signature Guaranteed



Principal amount to be repurchased: ________________

Remaining principal amount following such repurchase: _____________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.



                                     4.2-xi

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF WILLIAMS-SONOMA, INC. THAT (A) THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (III) UNLESS PREVIOUSLY AGREED WITH THE COMPANY, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         CONVERSION OF THIS SECURITY IS SUBJECT TO CERTIFICATION AND OTHER REQUIREMENTS, AND ANY SECURITIES ISSUED ON SUCH CONVERSION WILL BE SUBJECT TO THE TRANSFER RESTRICTIONS REFERRED TO ABOVE.

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                                    4.2-xii

                              WILLIAMS-SONOMA, INC.

                      5 1/4% CONVERTIBLE SUBORDINATED NOTES
                               DUE APRIL 15, 2003

No. R-2                                                          U.S.$31,725,000
CUSIP No.  969904AA9


         WILLIAMS-SONOMA, INC., a California corporation (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO.), or registered assigns, the principal sum of thirty-one million seven hundred twenty-five thousand U.S. Dollars, or such other amount (not to exceed forty million dollars ($40,000,000) when taken together with all of the Company's 5 1/4% Convertible Subordinated Notes due April 15, 2003 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 5 1/4% Convertible Subordinated Notes due April 15, 2003 in respect of which beneficial interests are held through the U.S. Depositary in the form of a Restricted Global Security, on April 15, 2003, and to pay interest thereon from April 15, 1996 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing on October 15, 1996, and at Maturity at the rate of 5 1/4% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 5 1/4% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior


                                    4.2-xiii
to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application (including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York; and, provided, further, that, subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and, provided, further, that payment of principal of, or interest on this Security and payment of any Liquidated Damages (as defined on the reverse hereof) may be made at an office or agency of the Corporate Trust Office of the Trustee in The City of New York, if (but only if) payment of the full amount of such principal, interest or Liquidated Damages, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded because of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depository as then in effect.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                                    4.2-xiv

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                       WILLIAMS-SONOMA, INC.



[Corporate Seal]
                                       By
                                          --------------------------------
                                       Title:


Attest:


- ----------------------
Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                      BANKERS TRUST COMPANY, as
                                            Trustee


                                            By:
                                                ------------------------------
                                                 Authorized Signatory

                                     4.2-xv

Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company designated as its "5 1/4% Convertible Subordinated Notes due April 15, 2003" (herein called the "Securities"), limited in aggregate principal amount to U.S.$40,000,000, issued and to be issued under an Indenture, dated as of April 15, 1996 (herein called the ("Indenture") between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Debt of the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         No sinking fund is provided for in the Securities. The Securities may not be redeemed at the option of the Company prior to April 15, 1998. Thereafter, the Securities may be redeemed at the option of the Company, in whole or in part, at the Redemption Prices set forth below; provided, that the Company may redeem the Securities from April 15, 1998 to April 14, 2000 only if the last reported sale price of the Common Shares for each of the 30 consecutive Trading Days ending on the Trading Day prior to the date of the notice of redemption shall have equalled or exceeded 140% of the Conversion Price then in effect.

         The Redemption Prices (expressed as a percentage of principal amount) are as follows for the 12-month period beginning on April 15 of the following years:

                                                   Redemption
                  Year                               Price
                  1998                               103.75
                  1999                               103.00
                  2000                               102.25
                  2001                               101.50
                  2002                               100.75


and thereafter at a Redemption Price equal to 100% of the principal amount, in each case together with accrued interest to the Redemption Date.

         Notice of redemption (which notice shall be irrevocable) will be given by first-class mail to Holders of Securities at their registered addresses as recorded in the Security Register. Notice will be given not more than 60 nor less than 30 days prior to the Redemption Date, as provided in the Indenture.

         In any case where the due date for the payment of the principal of or interest, including Liquidated Damages, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be at any place of payment or place of conversion, as the case may be, a day on which banking institutions at such place of payment or place of conversion are authorized or obligated by law or executive order to close, then payment of principal or interest, including Liquidated Damages, or delivery for conversion of such Security need not be made on






                                    4.2-xvi
or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity or by such last day for conversion, and no interest shall accrue for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after July 15, 1996 (the "Non-Conversion Period") and prior to the close of business on April 15, 2003, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into newly issued fully paid and nonassessable Common Shares of the Company at an initial Conversion Rate equal to 38.3142 Common Shares per U.S.$1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form provided in Annex A of the Indenture (including the tax certification contained in such notice), to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of the Conversion Agent (as defined below), at the principal corporate trust office of the Trustee in The City of New York or at such other offices or agencies outside the United States that the Company may designate (each a "Conversion Agent"). No payment or adjustment is to be made on conversion for cash dividends on the Common Shares issued on conversion or, if the date of conversion is not an Interest Payment Date, interest accrued hereon from the Interest Payment Date next preceding the date of conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture, or alternatively the Company shall round up the conversion transaction to the next higher whole share. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Shares failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-Electing Shares). Adjustments in the Conversion Rate of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         Notwithstanding any provision hereof, no securities will be delivered on conversion of this Security or any portion hereof unless the certification and other requirements described in the Indenture are satisfied.



                                    4.2-xvii

         Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to he furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         The Holder of this Security and the Common Shares of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of April 10, 1996, between the Company and Goldman, Sachs & Co. (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Securities and the Common Shares issuable upon conversion thereof that it will, at its expense,
(a) within 90 days after the date of issuance of the original Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Shares issuable upon conversion thereof, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 90 days after the date on which the Shelf Registration Statement is filed, and (c) use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act, until the third anniversary of the date of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement.

         If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 90th day following the filing of such Shelf Registration Statement, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first interest payment date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the third annual anniversary of the initial effective date of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

                                   4.2-xviii

         Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

         The Holder of this Security, by its acceptance thereof, agrees to be bound by the terms of the Registration Rights Agreement relating to the Securities and the Common Shares issuable upon conversion thereof.

         If a Change in Control occurs, the Holder of this Security shall have the right, at the Holder's option in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, except as otherwise provided in the Indenture, by delivery of Common Shares having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Shares unless at the time of payment such stock is listed on a national securities exchange or quoted on the Nasdaq National Market. For purposes of this paragraph, the fair market value of shares of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all amounts then or thereafter to become due on all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.


                                    4.2-xix

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present by the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon (including any Liquidated Damages) on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         The Securities are issuable only in fully registered form, without exception, and, except as provided in Section 2.1 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, Securities are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

         As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form



                                     4.2-xx
satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment Section of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         Prior to due presentation of this Security for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    4.2-xxi

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         1. Pursuant to Section 15.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

         2. The undersigned hereby directs the Trustee or the Company to pay it
or      an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                            Dated:
                                                   ----------------------------


                                                   ----------------------------
                                                             Signature

                                                   ----------------------------
                                                      Signature Guaranteed


Principal amount to be repurchased:______________________

Remaining principal amount following such repurchase: ____________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.



                                    4.2-xxii

         THIS SECURITY IS A REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 3.5(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY DURING THE RESTRICTED PERIOD.

         THIS SECURITY IS A GLOBAL SECURITY REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                              WILLIAMS-SONOMA, INC.

                      5 1/4% CONVERTIBLE SUBORDINATED NOTES
                               DUE APRIL 15, 2003

No. R-1                                                           U.S.$4,775,000
CUSIP No.  U96982AA8
Common Code:  006560865
ISIN:  USU96982AA84

         WILLIAMS-SONOMA, INC., a California corporation (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of four million seven hundred seventy-five thousand U.S. Dollars, or such other amount (not to exceed forty million dollars ($40,000,000) when taken together with all of the Company's 5 1/4% Convertible Subordinated Notes due April 15, 2003 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 5 1/4% Convertible Subordinated Notes due April 15, 2003 in respect of which beneficial interests are held through the U.S. Depositary in the form of a Regulation S Global Security, on April 15, 2003, and to pay interest thereon from April 15, 1996


                                   4.2-xxiii
or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing on October 15, 1996, and at Maturity at the rate of 5 1/4% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 5 1/4% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application (including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York; and, provided, further, that, subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and, provided, further, that payment of principal of, or interest on this Security and payment of any Liquidated Damages (as defined on the reverse hereof) may be made at an office or agency of the Corporate Trust Office of the Trustee in The City of New York, if (but only if) payment of the full amount of such principal, interest or Liquidated Damages, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded because of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depository as then in effect.


                                    4.2-xxiv

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                  WILLIAMS-SONOMA, INC.

[Corporate Seal]

                                  By
                                     ------------------------------------
                                  Title:

Attest:


- ----------------------
Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                         BANKERS TRUST COMPANY, as
                                               Trustee


                                               By:______________________________
                                               Authorized Signatory



                                    4.2-xxv

Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company designated as its "5 1/4% Convertible Subordinated Notes due April 15, 2003" (herein called the "Securities"), limited in aggregate principal amount to U.S.$40,000,000, issued and to be issued under an Indenture, dated as of April 15, 1996 (herein called the ("Indenture") between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Debt of the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         No sinking fund is provided for in the Securities. The Securities may not be redeemed at the option of the Company prior to April 15, 1998. Thereafter, the Securities may be redeemed at the option of the Company, in whole or in part, at the Redemption Prices set forth below; provided, that the Company may redeem the Securities from April 15, 1998 to April 14, 2000 only if the last reported sale price of the Common Shares for each of the 30 consecutive Trading Days ending on the Trading Day prior to the date of the notice of redemption shall have equalled or exceeded 140% of the Conversion Price then in effect.

         The Redemption Prices (expressed as a percentage of principal amount) are as follows for the 12-month period beginning on April 15 of the following years:

                                                     Redemption
                  Year                                  Price
                  ----                                  -----
                  1998                                 103.75
                  1999                                 103.00
                  2000                                 102.25
                  2001                                 101.50
                  2002                                 100.75


and thereafter at a Redemption Price equal to 100% of the principal amount, in each case together with accrued interest to the Redemption Date.

         Notice of redemption (which notice shall be irrevocable) will be given by first-class mail to Holders of Securities at their registered addresses as recorded in the Security Register. Notice will be given not more than 60 nor less than 30 days prior to the Redemption Date, as provided in the Indenture.

         In any case where the due date for the payment of the principal of or interest, including Liquidated Damages, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be at any place of payment or place of conversion, as the case may be, a day on which banking institutions at such place of payment or place of conversion are authorized or obligated by law or executive order to close, then payment of principal or interest, including Liquidated Damages, or delivery for conversion of such Security need not be made on



                                   4.2-xxvi
or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity or by such last day for conversion, and no interest shall accrue for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after July 15, 1996 (the "Non-Conversion Period") and prior to the close of business on April 15, 2003, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into newly issued fully paid and nonassessable Common Shares of the Company at an initial Conversion Rate equal to 38.3142 Common Shares per U.S.$1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form provided in Annex A of the Indenture (including the tax certification contained in such notice), to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of the Conversion Agent (as defined below), at the principal corporate trust office of the Trustee in The City of New York or at such other offices or agencies outside the United States that the Company may designate (each a "Conversion Agent"). No payment or adjustment is to be made on conversion for cash dividends on the Common Shares issued on conversion or, if the date of conversion is not an Interest Payment Date, interest accrued hereon from the Interest Payment Date next preceding the date of conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture, or alternatively the Company shall round up the conversion transaction to the next higher whole share. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Shares failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-Electing Shares). Adjustments in the Conversion Rate of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         Notwithstanding any provision hereof, no securities will be delivered on conversion of this Security or any portion hereof unless the certification and other requirements described in the Indenture are satisfied.



                                   4.2-xxvii

         Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to he furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         The Holder of this Security and the Common Shares of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of April 10, 1996, between the Company and Goldman, Sachs & Co. (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Securities and the Common Shares issuable upon conversion thereof that it will, at its expense,
(a) within 90 days after the date of issuance of the original Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Shares issuable upon conversion thereof, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 90 days after the date on which the Shelf Registration Statement is filed, and (c) use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act, until the third anniversary of the date of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement.

         If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 90th day following the filing of such Shelf Registration Statement, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first interest payment date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the third annual anniversary of the initial effective date of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.



                                    4.2-xxviii

         Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

         The Holder of this Security, by its acceptance thereof, agrees to be bound by the terms of the Registration Rights Agreement relating to the Securities and the Common Shares issuable upon conversion thereof.

         If a Change in Control occurs, the Holder of this Security shall have the right, at the Holder's option in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, except as otherwise provided in the Indenture, by delivery of Common Shares having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Shares unless at the time of payment such stock is listed on a national securities exchange or quoted on the Nasdaq National Market. For purposes of this paragraph, the fair market value of shares of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all amounts then or thereafter to become due on all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.



                                    4.2-xxix

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present by the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon (including any Liquidated Damages) on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         The Securities are issuable only in fully registered form, without exception, and, except as provided in Section 2.1 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, Securities are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

         As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form


                                    4.2-xxx
satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         Prior to due presentation of this Security for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                                   4.2-xxxi

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         1. Pursuant to Section 15.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

         2. The undersigned hereby directs the Trustee or the Company to pay it or an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                          Dated:
                                                 -------------------------------


                                          --------------------------------------
                                                          Signature


                                          --------------------------------------
                                          Signature Guaranteed



Principal amount to be repurchased: _____________________

Remaining principal amount following such repurchase: __________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.



                                   4.2-xxxii